

                                                                 Exhibit 10.32



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                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT



                            Dated as of June 1, 1999



                                  By and Among



                               NATIONSBANK, N.A.,
                              as Collateral Agent,



                                THE NOTEHOLDERS,



                                NATIONSBANK, N.A.
                            as Agent for the Lenders,



                                  THE LENDERS,

                                       AND


                              ADDITIONAL CREDITORS


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


                                TABLE OF CONTENTS


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Recitals          ...........................................................................................1

Section 1.        Definitions................................................................................2

         Section 1.1.      Definitions.......................................................................2
         Section 1.2.      Effectiveness of this Agreement...................................................6

Section 2.        Relationships Among Secured Parties........................................................6

         Section 2.1.      Restrictions on Actions...........................................................6
         Section 2.2.      Representations and Warranties....................................................7
         Section 2.3.      Cooperation; Accountings..........................................................8
         Section 2.4.      Termination of Credit Agreement, Note Purchase and Guarantee Agreement or
                           Additional Facilities.............................................................8
         Section 2.5.      Additional Creditor...............................................................8

Section 3.        Appointment and Authorization of Collateral Agent..........................................8


Section 4.        Agency Provisions..........................................................................9

         Section 4.1.      Delegation of Duties..............................................................9
         Section 4.2.      Exculpatory Provisions............................................................9
         Section 4.3.      Reliance by Collateral Agent......................................................9
         Section 4.4.      Knowledge or Notice of Default, Event of Default or Special Event of Default.....10
         Section 4.5.      Non-Reliance on Collateral Agent and Other Secured Parties.......................10
         Section 4.6.      Indemnification..................................................................11
         Section 4.7.      Collateral Agent in Its Individual Capacity......................................11
         Section 4.8.      Successor Collateral Agent.......................................................11

Section 5.        Actions by the Collateral Agent...........................................................12

         Section 5.1.      Duties and Obligations...........................................................12
         Section 5.2.      Notification of Default..........................................................12
         Section 5.3.      Exercise of Remedies.............................................................13
         Section 5.4.      Instructions from Secured Parties................................................13
         Section 5.5.      Emergency Actions................................................................13
         Section 5.6.      Changes to Security Documents....................................................13
         Section 5.7.      Release of Collateral............................................................13
         Section 5.8.      Other Actions....................................................................14
         Section 5.9.      Cooperation......................................................................14
         Section 5.10.     Distribution of Proceeds.........................................................14
         Section 5.11.     Senior Preferential Payments and Special Trust Account...........................15
         Section 5.12.     Authorized Investments...........................................................15
         Section 5.13.     Restoration of Obligations.......................................................16
         Section 5.14.     Bankruptcy, Preferences, etc.....................................................16

Section 6.        Bankruptcy Proceedings....................................................................16


Section 7.        Miscellaneous.............................................................................17

         Section 7.1.      Secured Parties; Other Collateral................................................17

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         Section 7.2.      Marshalling......................................................................17
         Section 7.3.      Consents, Amendments, Waivers....................................................17
         Section 7.4.      Parties in Interest..............................................................17
         Section 7.5.      Counterparts.....................................................................17
         Section 7.6.      Termination......................................................................18
         Section 7.7.      Notices..........................................................................18
         Section 7.8.      Establishing Outstanding Amount of Senior Secured Obligations....................19
         Section 7.9.      Governing Law....................................................................19

SCHEDULE I        INFORMATION RELATING TO NOTEHOLDERS


                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

         THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of June 1, 1999 (this "AGREEMENT"), is entered into by and among NationsBank, N.A. ("NATIONSBANK"), in its capacity as Collateral Agent (the "COLLATERAL AGENT"), NationsBank, N.A., as the agent under the Credit Agreement described below (together with its permitted successors, transferees and assigns, the "AGENT"), each of the Noteholders set forth on the signature pages hereof (together with their permitted successors, transferees and assigns, the "NOTEHOLDERS"), each of the Lenders described below set forth on the signature pages hereof (together with their permitted successors, transferees and assigns, the "LENDERS") and the Additional Creditors (as described below).


                                    RECITALS:

            A. Pursuant to the Note Purchase and Guarantee Agreement, dated as of June 1, 1999 (the "NOTE PURCHASE AND GUARANTEE AGREEMENT"), entered into by ResortQuest International, Inc. (the "COMPANY") and certain subsidiaries of the Company as guarantors (the "GUARANTORS"), with each of the Noteholders, the Noteholders will purchase $50,000,000 9.06% Guaranteed Senior Secured Notes, Due June 16, 2004 (collectively, the "SENIOR SECURED NOTES") from the Company.

            B. The Company has entered into that certain Credit Agreement, dated May 28, 1998, as amended by the First Amendment dated September 30, 1998, the Second Amendment dated December 7, 1998, the Third Amendment dated April 16, 1999 and the Fourth Amendment dated June 16, 1999 (the "CREDIT AGREEMENT"), with the Lenders and the Agent, pursuant to which the Lenders are providing to the Company various credit facilities.

            C. The Company contemplates that from time to time after the date hereof, the Company may, subject to compliance with the terms, conditions and covenants of the Note Purchase and Guarantee Agreement and of the Credit Agreement, incur additional Funded Debt (as defined in the Note Purchase and Guarantee Agreement) (the "ADDITIONAL FUNDED DEBT") which the Company desires to secure by the Collateral. Such Funded Debt shall be permitted to be secured by the Collateral if the obligees of such Funded Debt (the "ADDITIONAL CREDITORS") execute and deliver and become a party to this Agreement pursuant to the requirements of Section 2.5 hereof.

            D. The obligations of the Company to the Noteholders under the Note Purchase and Guarantee Agreement and under the Senior Note Documents (as hereinafter defined) including, without limitation, the obligations evidenced by the Senior Secured Notes, and the obligations of the Company to the Lenders under the Credit Agreement and under the Loan Documents (as hereinafter defined) including, without limitation, the obligations evidenced by the promissory notes issued under the Credit Agreement (together with amendments, modifications, and replacements thereof, the "CREDIT AGREEMENT NOTES"), and the obligations of the Company to the Additional Creditors under the agreements evidencing such additional Funded Debt (the "ADDITIONAL FACILITIES") will be secured PARI PASSU pursuant to the Security Documents described below. The Noteholders and the Agent desire to appoint NationsBank as Collateral Agent to act on behalf of the Secured Parties regarding the Collateral (as hereinafter defined), all as more fully provided herein. The parties hereto have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Secured Parties regarding their PARI PASSU interests in the Collateral.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.         DEFINITIONS.

         SECTION 1.1. DEFINITIONS. The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

         "ADDITIONAL CREDITORS" shall have the meaning assigned thereto in the Introductory Paragraph hereof.

         "ADDITIONAL FACILITIES" shall have the meaning assigned thereto in the Introductory Paragraph hereof.

         "ADDITIONAL FACILITY DOCUMENTS" shall mean all outstanding Additional Facilities, the Security Documents and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

         "ADDITIONAL FACILITY NOTES" shall mean the obligations of the Company which are evidenced by the promissory notes issued under the Additional Facilities.

         "AFFILIATE" shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such first Person.

         "AGENT" shall have the meaning assigned thereto in the Recitals hereof.

         "AGREEMENT" shall mean this Intercreditor and Collateral Agency Agreement as amended or modified in accordance with the terms hereof.

         "BANKRUPTCY PROCEEDING" shall mean, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking its relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Charlotte, North Carolina are required or authorized to be closed.

         "CASH EQUIVALENT INVESTMENTS" shall mean, (a) direct obligations of the United States Government or any agencies thereof and obligations guaranteed by the United States Government, in each case having remaining terms to maturity of not more than thirty days; and

(b) certificates of deposit, time deposits and acceptances, including Eurodollar deposits, having remaining terms to maturity of not more than sixty days issued by a United States bank which has a combined capital and surplus of at least $750,000,000 and whose long-term certificates of deposit are rated "A" or better by Standard & Poor's Corporation or "A2" or better by Moody's Investors Service, Inc.

         "CLOSING DATE" shall have the meaning assigned thereto in Section 3 of the Note Purchase and Guarantee Agreement.

         "COLLATERAL" shall mean all collateral under the Security Documents.

         "COLLATERAL AGENT" shall have the meaning assigned thereto in the Introductory Paragraph hereof.

         "COMMITMENT" shall mean the commitment of the Lenders to make advances to the Company in accordance with the Credit Agreement.

         "COMPANY" shall mean ResortQuest International, Inc., a Delaware corporation and any Person who succeeds to all, or substantially all, of the assets and business of such entity.

         "CORPORATION" shall mean a corporation, joint stock association or business trust.

         "CREDIT AGREEMENT" shall have the meaning assigned thereto in the Recitals hereof, and shall include such agreement as amended, modified, restated or renewed in accordance with its terms.

         "CREDIT AGREEMENT NOTES" shall have the meaning assigned thereto in the Recitals hereof.

         "DEFAULT" shall mean any event or condition, the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default.

         "EVENT OF DEFAULT" shall mean any event or occurrence which would constitute an "Event of Default" under the terms of the Credit Agreement, the Note Purchase and Guarantee Agreement or any Additional Facility.

         "GUARANTORS" shall have the meaning assigned thereto in the Recitals hereof.

         "LENDERS" shall have the meaning assigned thereto in the Introductory Paragraph hereof.

         "LIEN" upon the property or assets (or the income or profits therefrom) of any Person shall mean (in each case, whether the same is consensual or non-consensual or arises by contract, operation of law, legal process or otherwise) any mortgage, lien, pledge, attachment, charge or other security interest or encumbrance or other type of preferential arrangement of any kind on or in respect of any property of such Person, or upon the income or profits therefrom, including, without limitation, the lien or retained security title of a conditional vendor and any covenant, right of way or other encumbrance on title to real property.

         "LOAN DOCUMENTS" shall mean the Credit Agreement, the Credit Agreement Notes, the Security Documents and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

         "MAKE-WHOLE AMOUNT" shall have the meaning assigned thereto in Section
8.7 of the Note Purchase and Guarantee Agreement.

         "NOTE PURCHASE AND GUARANTEE AGREEMENT" shall have the meaning assigned thereto in the Recitals hereof, and shall include such agreements as amended or modified in accordance with their respective terms.

         "NOTEHOLDERS" shall have the meaning assigned thereto in the Introductory Paragraph hereof.

         "NOTICE OF DEFAULT" shall mean a notice pursuant to SECTION 5.2 hereof from the Collateral Agent or the Required Secured Parties to the Secured Parties of the occurrence of a Default, an Event of Default or a Special Event of Default.

         "PERSON" shall mean an individual, corporation, partnership, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "PLEDGE AGREEMENT" shall mean the Amended and Restated Pledge Agreement dated as of June 1, 1999 among the Company, the Pledgors (as therein defined) and the Collateral Agent.

         "REQUIRED SECURED PARTIES" shall mean (a) Noteholders holding more than 50% of the outstanding principal amount of the Senior Secured Notes, (b) Lenders holding more than 50% of the sum of (1) the outstanding principal amount of the Credit Agreement Notes, and (2) the unborrowed portion of the Commitment that would be permitted to be borrowed by the Company under the provisions of the Credit Agreement on the date of determination of "REQUIRED SECURED PARTIES" and
(c) those Additional Creditors holding more than 50% of the outstanding principal amount of the Additional Funded Debt which are not affiliated with the Company.

         "SECURED PARTY" shall mean any Lender, any Noteholder, any Additional Creditor and any permitted successor and assign to the interests in the Senior Secured Obligations owing to any such Lender, Noteholder or Additional Creditor, and "SECURED PARTIES" shall mean all Secured Parties, collectively.

         "SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         "SECURITY AGREEMENT" shall mean the Amended and Restated Security Agreement dated as of June 1, 1999 among the Company, the Guarantors (as therein defined) and the Collateral Agent.

         "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement, any Hedging Agreements (as defined in the Credit Agreement), the guarantees executed, delivered and granted by the Guarantors by Section 22 of the Note Purchase and Guarantee Agreement, the guarantees executed, delivered and granted by the Guarantors as evidenced under Section 4 of the Credit Agreement, any and all other agreements, documents and instruments granting to the Collateral Agent Liens to secure the Senior Secured Obligations, whether now or hereafter executed, each as amended or amended and restated in conjunction herewith, or as may be amended from time to time hereafter in accordance with the terms hereof, and any and all ancillary documents and instruments relating thereto such as stock powers and financing statements and all extensions, renewals, amendments, substitutions and replacements to and of any of the foregoing; PROVIDED, HOWEVER, that Security Documents shall not include the Credit Agreement, the Credit Agreement Notes, the Note Purchase and Guarantee Agreement, the Senior Secured Notes or the Additional Facilities.

         "SENIOR NOTE DOCUMENTS" shall mean the Note Purchase and Guarantee Agreement, the Senior Secured Notes, the Security Documents and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

         "SENIOR PREFERENTIAL PAYMENT" shall mean any payments, or proceeds of the Collateral, from the Company or any other source with respect to the Senior Secured Obligations (including from the exercise of any set-off) which are:

              (a) received by a Secured Party within 90 days prior to (1) the commencement of a Bankruptcy Proceeding with respect to the Company or
         (2) the acceleration of the Senior Secured Notes or the obligations under the Credit Agreement and the Credit Agreement Notes, and which payment reduces the amount of the Senior Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to such commencement or acceleration,

              (b) received by a Secured Party (1) within 90 days prior to the occurrence of any Event of Default which has not been waived or cured within 30 days after the occurrence thereof and which payment reduces the amount of the Senior Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to the occurrence of such Event of Default or (2) within 30 days after the occurrence of such Event of Default, or

              (c) received by a Secured Party after the occurrence of a Special Event of Default except as provided in SECTION 5.11(b).

         "SENIOR SECURED NOTES" shall have the meaning assigned thereto in the Recitals hereof.

         "SENIOR SECURED OBLIGATIONS" shall mean collectively the indebtedness, obligations and liabilities of the Company to the Lenders under the Loan Documents (whether for principal, interest, fees, expenses or otherwise), the indebtedness, obligations and liabilities of the Company to the Noteholders under the Senior Note Documents (including, but not limited to, all unpaid principal of, premium, if any, and accrued and unpaid interest on the Senior Secured Notes) and the indebtedness, obligations and liabilities of the Company to the Additional Creditors under the Additional Facilities, in each case whether now existing or hereafter arising, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and all obligations of the Company to the Secured Parties or the Collateral Agent arising out of any extension, refinancing or refunding of any of the foregoing obligations.

         "SPECIAL EVENT OF DEFAULT" shall mean (a) the commencement of a Bankruptcy Proceeding with respect to the Company, (b) any other Event of Default which has not been waived or cured within 30 days after the occurrence thereof, or (c) the acceleration of the Senior Secured Notes or the obligations under the Credit Agreement and the Credit Agreement Notes or under the Additional Facilities.

         "SPECIAL TRUST ACCOUNT" shall mean that certain restricted account maintained by the Collateral Agent for the purpose of receiving and holding Senior Preferential Payments.

         The term "SUBSIDIARY" shall mean as to any particular parent corporation or partnership, any corporation of which more than 50% (by number of votes) of the Voting Stock shall be beneficially owned, directly or indirectly, by such parent corporation or partnership. The term "SUBSIDIARY" shall mean a subsidiary of the Company.

         "VOTING STOCK" shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         SECTION 1.2. EFFECTIVENESS OF THIS AGREEMENT. The effectiveness of this Agreement is conditioned upon the execution and delivery of (a) this Agreement by the Collateral Agent, the Agent, the Lenders and the Noteholders, (b) the execution, delivery and effectiveness of the Note Purchase and Guarantee Agreement, the Fourth Amendment to the Credit Agreement and the Security Documents by the parties thereto and (c) the execution and delivery of the Acknowledgment of this Agreement by the Company.


SECTION 2.         RELATIONSHIPS AMONG SECURED PARTIES.

         SECTION 2.1. RESTRICTIONS ON ACTIONS. Each Secured Party agrees that, so long as any Senior Secured Obligations are outstanding or available, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies under the Security Documents. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

              (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy under the Security Documents, except for delivering notices hereunder;

              (b) refrain from (1) selling any Senior Secured Obligations to the Company or any Affiliate of the Company (except as set forth in Section
         8.3 of the Note Purchase and Guarantee Agreement) and (2) accepting any guaranty (other than the guarantees contemplated by the Note Purchase and Guarantee Agreement and the Credit Agreement) of, or any other security for, the Senior Secured Obligations from the Company or any Affiliate of the Company, except any guaranty or security granted to the Collateral Agent for the benefit of all Secured Parties; and

              (c) refrain from exercising any rights or remedies under the Security Documents which have or may have arisen or which may arise as a result of a Default or Event of Default or otherwise;

PROVIDED, HOWEVER, that nothing contained in subsections (a) through (c) above, shall prevent any Secured Party from imposing a default rate of interest in accordance with the Credit Agreement or the Note Purchase and Guarantee Agreement, as applicable, or prevent a Secured Party from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may, but shall not be obligated to, direct and control any defense directly relating to the Collateral or any one or more of the Security Documents, which shall be governed by the provisions of this Agreement.

         SECTION 2.2. REPRESENTATIONS AND WARRANTIES. (a) Each of the Secured Parties represents and warrants to the other parties hereto that:

              (1) It (i) is either (x) a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation or (y) a national banking association duly incorporated and existing under the laws of the United States of America, and (ii) has all requisite power (corporate or otherwise) to own its property and conduct its business as now conducted and as presently contemplated.

              (2) The execution, delivery and performance by such Secured Party of this Agreement has been authorized by all necessary proceedings (corporate or otherwise) and does not and will not contravene any provision of law, its charter or by-laws or any amendment thereof, or of any indenture, agreement, instrument or undertaking binding upon such Secured Party.

              (3) The execution, delivery and performance by such Secured Party of this Agreement will result in a valid and legally binding obligation of such Secured Party enforceable in accordance with its terms.

              (b) The Collateral Agent hereby represents and warrants that:

              (1) The Collateral Agent is a national association duly organized, validly existing, and in good standing under the laws of the United States.

              (2) The Collateral Agent has full power, authority and legal right under the laws of the United States to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

              (3) The execution, delivery and performance by the Collateral Agent of this Agreement and the Security Documents to which it is a party will not contravene any law, rule or regulation of the United States or any United States government authority or agency regulating the Collateral Agent's banking or trust powers or any judgment or order applicable to or binding on the Collateral Agent and will not contravene or result in any breach of, or constitute a default under, the Collateral Agent's articles of association or by-laws or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

              (4) The execution, delivery and performance by the Collateral Agent of this Agreement and the Security Documents to which it is a party will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency.

              (5) This Agreement and the Security Documents to which it is a party have been duly executed and delivered by the Collateral Agent and constitute the legal, valid, and binding agreements of the Collateral Agent, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         SECTION 2.3. COOPERATION; ACCOUNTINGS. Each of the Secured Parties will, upon the reasonable request of another Secured Party, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Secured Parties agree to provide to each other upon reasonable request a statement of all payments received in respect of Senior Secured Obligations.

         SECTION 2.4. TERMINATION OF CREDIT AGREEMENT, NOTE PURCHASE AND GUARANTEE AGREEMENT OR ADDITIONAL FACILITIES. Upon final payment in full of all Senior Secured Obligations owing to any Secured Party, and, in the case of any Lender, after the termination of such Lender's ratable share of the Commitment, such Secured Party shall cease to be a party to this Agreement; PROVIDED, HOWEVER, if all or any part of any payments to such Secured Party are invalidated or set aside or required to be repaid to any Person in any Bankruptcy Proceeding or otherwise, then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the Senior Secured Obligations so invalidated, set aside or repaid.

         SECTION 2.5. ADDITIONAL CREDITOR. Additional Creditors may, upon compliance with the relevant provisions of the Note Purchase and Guarantee Agreement, the Credit Agreement and any outstanding Additional Facility, become "Secured Parties" hereunder by executing and delivering to each of the then existing Secured Parties (a) a copy of this Agreement so executed and (b) a copy of the Additional Facility or Additional Facilities to which such Person is a party. Accordingly, upon the execution and delivery of any such copy of this Agreement by any such Person, such Person, shall, upon delivery thereof to the then existing Secured Parties, thereinafter become a Secured Party for all purposes of this Agreement.


SECTION 3.         APPOINTMENT AND AUTHORIZATION OF COLLATERAL AGENT.

              (a) Each Secured Party hereby irrevocably designates and appoints NationsBank as the Collateral Agent of such Secured Party under this Agreement and the Security Documents, and each Secured Party hereby irrevocably authorizes NationsBank as the Collateral Agent for such Secured Party to execute and enter into each of the Security Documents and all other instruments relating to said Security Documents and (i) to take action on its behalf and exercise such powers as are expressly permitted hereunder and under the Security Documents and all instruments relating hereto and thereto and (ii) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Collateral Agent by the terms hereof and thereof together with such other powers as are reasonably incidental hereto and thereto.

              (b) Notwithstanding any provision to the contrary elsewhere in this Agreement or the Security Documents, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein or therein or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Security Document or otherwise exist against the Collateral Agent.


SECTION 4.         AGENCY PROVISIONS.

         SECTION 4.1. DELEGATION OF DUTIES. The Collateral Agent may exercise its powers and execute any of its duties under this Agreement and the Security Documents by or through employees, agents or attorneys-in-fact and shall be entitled to take and to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent may utilize the services of such Persons as the Collateral Agent in its sole discretion may determine, and all reasonable fees and expenses of such Persons shall be borne by the Company.

         SECTION 4.2. EXCULPATORY PROVISIONS. Neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates (or officers, directors, employees, agents or attorneys-in-fact of such Affiliates) shall be (a) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Security Document or any Collateral (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in, or made or deemed made in connection with, any Loan Document, Senior Note Document, Additional Facility Document or Security Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any Loan Document, Senior Note Document, Additional Facility Document or Security Document, or for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents, the Senior Note Documents, Additional Facility Document or the Security Documents or any other document or instrument furnished pursuant thereto or for any failure of the Company to perform its obligations thereunder. The Collateral Agent shall be under no obligation to the Secured Parties to ascertain or to inquire as to the observance or performance of any of the agreements contained in, statements made in, or conditions of, the Loan Documents, the Senior Note Documents, the Additional Facility Documents or the Security Documents or to inspect the property (including the books and records) of the Company.

         SECTION 4.3. RELIANCE BY COLLATERAL AGENT The Collateral Agent shall be entitled to rely, and shall be fully protected and shall incur no liability in acting and relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent may treat the payee of any Credit Agreement Note, any Senior Secured Note or any Additional Facility Note as the registered holder thereof until it receives notice or otherwise has actual knowledge that such payee is no longer the registered holder of such Credit Agreement Note, such Senior Secured

Note or such Additional Facility Note. Notwithstanding anything to the contrary contained herein or in any Security Document, the Collateral Agent shall be fully justified in failing or refusing to take action that is contrary to this Agreement, the Security Documents or applicable law or to take any other action under this Agreement or the Security Documents (including, without limitation, the exercise of any rights or remedies under, or the entering into of any agreement amending, modifying, supplementing, waiving any provision of, or the giving of consent pursuant to, any of the Security Documents) unless it shall first receive instructions of the Required Secured Parties as is contemplated by
Section 5 hereof and it shall first be indemnified to its reasonable satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or refraining from taking any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Security Documents in accordance with the provisions of Section 5.5 hereof AND in accordance with written instructions of the Required Secured Parties pursuant to SECTION 5.3 hereof, and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and all other holders from time to time of the Credit Agreement Notes, the Senior Secured Notes and the Additional Facility Notes.

         SECTION 4.4. KNOWLEDGE OR NOTICE OF DEFAULT, EVENT OF DEFAULT OR SPECIAL EVENT OF DEFAULT. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default, Event of Default or Special Event of Default unless and until the Collateral Agent has received written notice from a Secured Party or the Company referring to the Credit Agreement, the Note Purchase and Guarantee Agreement or the Additional Facilities, describing such Default, Event of Default or Special Event of Default, setting forth in reasonable detail the facts and circumstances thereof and stating that the Collateral Agent may rely on such notice without further inquiry; PROVIDED that if NationsBank is the Collateral Agent hereunder, the Collateral Agent shall be deemed to have actual knowledge and notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement if the Agent or the Collateral Agent has actual knowledge of such Default or Event of Default or has declared an Event of Default under the Credit Agreement. The Collateral Agent shall have no obligation or duty prior to or after receiving any such notice to inquire whether a Default, Event of Default or Special Event of Default has in fact occurred and shall be entitled to rely, and shall be fully protected in so relying, on any such notice furnished to it.

         SECTION 4.5. NON-RELIANCE ON COLLATERAL AGENT AND OTHER SECURED PARTIES. Each Secured Party expressly acknowledges that, except as expressly set forth in this Agreement, neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates (or officers, directors, employees, agents or attorneys-in-fact of such Affiliates) has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Agreement, the Loan Documents, the Senior Note Documents and the Additional Facilities. Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Documents, the Senior Note Documents, the Additional Facilities and the Security

Documents and this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and credit-worthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Secured Parties with any credit or other information concerning the business, operations, property, financial and other condition or credit-worthiness of the Company which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 4.6. INDEMNIFICATION. The Secured Parties agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting any obligation of the Company to do so), ratably according to the Secured Parties' respective share of (a) the aggregate outstanding principal amount of the Credit Agreement Notes plus the unborrowed portion of the Commitment that would be permitted to be borrowed by the Company under the provisions of the Credit Agreement at such time, and (b) the aggregate outstanding principal amount of the Senior Secured Notes and (c) the aggregate outstanding principal amount of the Additional Facility Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Senior Secured Obligations) be imposed on, incurred by or asserted against the Collateral Agent in any way relating or arising out of any of the Loan Documents, the Senior Note Documents, the Additional Facilities or the Security Documents or actions or omissions of the Collateral Agent specifically required by this Agreement or permitted pursuant to SECTION 5.3,
SECTION 5.5 or SECTION 5.7 or specifically directed by written instructions of the Required Secured Parties pursuant to Section 5.3 hereof (including, without limitation, costs incurred in accordance with the provisions of SECTION 4.1); provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's gross negligence or willful misconduct. The agreements in this SECTION
4.6 shall survive the payment of the Senior Secured Obligations.

         SECTION 4.7. COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. NationsBank and its Affiliates may make loans to and generally engage in any kind of business with the Company as though such Person was not the Collateral Agent hereunder and without any duty to account therefor to the Secured Parties. With respect to any Credit Agreement Note issued to it and advances made by it under the Credit Agreement, NationsBank shall have the same rights and powers under this Agreement as any Secured Party and may exercise the same as though it were not the Collateral Agent, and the terms "SECURED PARTY" and "SECURED PARTIES" shall include NationsBank in its individual capacity.

         SECTION 4.8. SUCCESSOR COLLATERAL AGENT. (a) The Collateral Agent may resign at any time upon sixty days' notice to the Secured Parties and the Company and may be removed at any time, with or without cause, by the Required Secured Parties by written notice delivered to the Company, the Collateral Agent and the Secured Parties. If the Collateral Agent is also a Lender, then the Noteholders may remove the Collateral Agent at any time upon a vote of the holders of 66-2/3% or more of the aggregate principal amount of outstanding Senior Secured Notes. If the Collateral Agent is also a Noteholder, then the Lenders may remove the Collateral Agent at any time upon a vote of the holders of 66-2/3% or more of the Indebtedness evidenced by the Credit Agreement. After any resignation or removal hereunder of the Collateral Agent, the provisions of this Section 4 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in connection with its agency hereunder while it was the Collateral Agent under this Agreement and it shall be entitled to be paid promptly when due any amounts owing to it pursuant to SECTION 4.6.

              (b) Upon receiving notice of any such resignation or removal, a successor Collateral Agent shall be appointed by the Required Secured Parties; PROVIDED, HOWEVER, that such successor Collateral Agent shall be (i) a bank or trust company having a combined capital and surplus of at least $500,000,000, subject to supervision or examination by a federal or state banking authority; and (ii) authorized under the laws of the jurisdiction of its incorporation or organization to assume the functions of the Collateral Agent. If the appointment of such successor shall not have become effective (as hereafter provided) within such sixty day period after the Collateral Agent's resignation or upon removal of the Collateral Agent, then the Collateral Agent may assign the Liens and its duties hereunder and under the Security Documents to the Secured Parties, as their interests may appear, and in such case all references herein to "Collateral Agent" shall be deemed to refer to "Required Secured Parties." Any Secured Party may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent. Such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this SECTION 4.8(b). The Secured Parties hereby consent to such petition and appointment so long as such criteria are met.

              (c) The resignation or removal of a Collateral Agent shall become effective upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under the Security Documents, including, without limitation, the delivery and recordation of all amendments, instruments, mortgages, financing statements, continuation statements and other documents necessary to maintain the perfection of the security interests held by the Collateral Agent hereunder. Copies of each such document or instrument shall be delivered to all Secured Parties. The appointment of a successor Collateral Agent pursuant to this SECTION 4.8 shall become effective upon the acceptance of the appointment as Collateral Agent hereunder by a successor Collateral Agent. Upon such effective appointment, the successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its rights, powers, privileges and duties under this Agreement and the other Security Documents, but shall remain liable for (subject to the terms of this SECTION 4) its actions prior to and including such date of discharge.


SECTION 5.         ACTIONS BY THE COLLATERAL AGENT.

         SECTION 5.1. DUTIES AND OBLIGATIONS. The duties and obligations of the Collateral Agent are only those set forth in this Agreement and in the Security Documents.

         SECTION 5.2. NOTIFICATION OF DEFAULT. If the Collateral Agent has been notified in a writing conforming to the requirements of SECTION 4.4 by any Secured Party that a Default, an Event of Default or a Special Event of Default has occurred, the Collateral Agent shall furnish to the Secured Parties a copy of such written notice and may, but is under no obligation to, furnish to the Company a copy of the notice received by the Collateral Agent and a copy of the Collateral Agent's notice to the Secured Parties. The failure of any Secured Party having knowledge of the occurrence of a Default, an Event of Default or a Special Event of Default to notify the Collateral Agent or any Secured Party of such occurrence, however, does not constitute a waiver of such Default, Event of Default or a Special Event of Default by the Secured Parties. Upon receipt of a notice conforming to the requirements of SECTION 4.4 from a Secured Party of the occurrence of a Default, an Event of Default or a Special Event of Default, the Collateral Agent shall (in addition to the action required by the first sentence of this Section 5.2) promptly (and in any event no later than three Business Days after receipt of such notice) issue its Notice of Default to all Secured Parties. Such Notice of Default shall indicate whether such Default or Event of Default is a Special Event of Default. The Notice of Default may contain a recommendation of actions to be taken by the Secured Parties and/or request instructions from the Secured Parties and shall specify the date on which responses are due in order to be timely within
Section 5.4 hereof. If time is not of the essence, the Collateral Agent shall deliver a duplicate Notice of Default to those Secured Parties which have not responded in such timely manner.

         SECTION 5.3. EXERCISE OF REMEDIES. Except as otherwise provided in
Section 5.5, the Collateral Agent shall take only such actions and exercise only such remedies under the Security Documents as are specifically directed in written instructions delivered to the Collateral Agent and signed by the Required Secured Parties. In the event that the Collateral Agent shall determine in good faith that taking the actions specified in such instructions is contrary to law, it may refrain (and shall be fully protected in so refraining) from taking such action and shall immediately give notice of such fact to each of the Secured Parties. In the event that instructions received by the Collateral Agent are in its good faith judgment ambiguous or conflict with other instructions received by the Collateral Agent, the Collateral Agent (a) shall promptly notify the Secured Parties of such ambiguity or conflict and request clarifying instructions, and (b) may either (1) delay taking any such action or exercising any such remedy pending the receipt of such clarifying instructions (and shall be fully protected in so delaying) or (2) take such actions as it is entitled under SECTION 5.5. In the event the Collateral Agent does not comply with such written instructions, the Collateral Agent may be removed pursuant to SECTION
4.8 hereof or the Required Secured Parties shall be authorized to act on the Collateral Agent's behalf.

         SECTION 5.4. INSTRUCTIONS FROM SECURED PARTIES. If any Secured Party does not respond in a timely manner to any notice (including, without limitation, a Notice of Default) from the Collateral Agent or request for instructions within the time period specified by the Collateral Agent in such notice or request for instructions (which shall be a minimum of five Business Days for each notice delivered), such Secured Party shall be deemed to have given a negative response to such notice or request. Any action properly taken or not taken without the affirmative vote of a Secured Party or Secured Parties hereunder shall nevertheless be binding on such Secured Party or Secured Parties.

         SECTION 5.5. EMERGENCY ACTIONS. If the Collateral Agent has asked the Secured Parties for instruction and if the Required Secured Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for the taking or the failure to take, such actions (other than any action described or permitted under SECTION 5.7 hereof) with regard to a Default, Event of Default or a Special Event of Default which the Collateral Agent, in good faith, believes to be reasonably required prior to the receipt of such instructions on an emergency basis to promote and protect the interests of the Secured Parties and to maximize both the value of the Collateral and the present value of the recovery by the Secured Parties on the Senior Secured Obligations and shall give the Secured Parties appropriate notice of such action; PROVIDED that once instructions with respect to such request have been received by the Collateral Agent from the Required Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto .

         SECTION 5.6. CHANGES TO SECURITY DOCUMENTS Any term of the Security Documents may be amended, and the performance or observance by the parties to a Security Document of any term of such Security Document may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Collateral Agent only upon the written consent of the Required Secured Parties; PROVIDED that no amendment to the Security Documents which directly or indirectly narrows the description of the Collateral or the obligations being secured thereby, changes the priority of payments to the Secured Parties or the Collateral Agent under the Security Documents or amends the definition of "REQUIRED SECURED PARTIES" may be made without the written consent of all of the Secured Parties.

         SECTION 5.7. RELEASE OF COLLATERAL. (a) Unless a Default has occurred and is continuing, the Collateral Agent may, without the approval of the Secured Parties as otherwise required by Section 5.3 hereof, release any Collateral under the Security Documents which is permitted to be sold or disposed of by the Company pursuant to both the Credit Agreement and the Note Purchase and Guarantee Agreement and execute and deliver such releases as may be necessary to terminate of record the Secured Parties' security interest in such Collateral. In determining whether any such release is permitted, the Collateral Agent may rely upon instructions from the Required Lenders (as defined in the Credit Agreement) as to the Credit Agreement or Noteholders holding more than 50% of the outstanding principal amount of the Senior Secured Notes as to the Note Purchase and Guarantee Agreement.

           (b) The release of any Collateral (other than a release permitted by (a) above) by the Collateral Agent shall be prohibited unless the Required Secured Parties expressly consent in writing thereto and unless all of the terms relating to and conditions precedent to such release set forth in the Note Purchase and Guarantee Agreement and the Credit Agreement have been satisfied in full.

         SECTION 5.8. OTHER ACTIONS. Except as set forth in SECTION 5.5 hereof, the Collateral Agent shall only have the right to take such actions, or omit to take such actions, hereunder and under the Security Documents which are (i) specifically directed by the written instructions of the Required Secured Parties delivered pursuant to SECTION 5.3 hereof or the terms of this Agreement or (ii) actions the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the Liens on the Collateral for the benefit of the Secured Parties.. Except as otherwise provided by applicable law, the Collateral Agent shall have no duty as to any Collateral, the collection or protection of the Collateral or any income thereon (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters), nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in the Collateral Agent's actual possession.

         SECTION 5.9. COOPERATION. To the extent that the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Secured Party, such Secured Party shall take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Secured Parties are exercised in full.

         SECTION 5.10. DISTRIBUTION OF PROCEEDS. All amounts owing with respect to the Senior Secured Obligations shall be secured pro rata by the Collateral without distinction as to whether some Senior Secured Obligations are then due and payable and other Senior Secured Obligations are not then due and payable. Upon any realization upon the Collateral, the Secured Parties agree that the proceeds thereof shall be applied (a) FIRST, to the amounts owing to the Collateral

Agent by the Company or the Secured Parties solely in its capacity as Collateral Agent hereunder pursuant to this Agreement or the Security Documents; (b) SECOND, ratably to the payment of all amounts of interest (other than any Make-Whole Amount) outstanding which constitute the Senior Secured Obligations according to the aggregate amounts of such interest then owing to each Secured Party; (C) THIRD, ratably to all amounts of principal outstanding under the Senior Secured Obligations according to the aggregate amounts of such principal then owing to each Secured Party including the cash collateralization or payment of obligations of the Company under the Credit Agreement relating to Letters of Credit issued thereunder; (d) FOURTH, ratably to all other amounts then due to the Secured Parties under the Credit Agreement, the Note Purchase and Guarantee Agreement and the Additional Facilities (including fees, expenses and premiums, including Make-Whole Amounts, if any) (e) FIFTH, the balance, if any, shall be returned to the Company or such other Persons as are entitled thereto. Upon the request of the Collateral Agent prior to any distribution under this SECTION 5.10, each Secured Party shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in clauses (b) through (d) above which each such Secured Party believes it is entitled to receive.

         SECTION 5.11. SENIOR PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT.

     (a) After the receipt by each Secured Party of a Notice of Default pursuant to SECTION 5.2 stating that a Special Event of Default has occurred, all Senior Preferential Payments other than those payments received pursuant to subsection (b) of this SECTION 5.11 shall be delivered to the Collateral Agent for deposit into the Special Trust Account.

     (b) If (i) such Special Event of Default is waived by the Lenders and the Noteholders and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Company or by any amendment of the Credit Agreement or the Note Purchase and Guarantee Agreement, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) any or all of the Senior Secured Obligations have not been accelerated and the Required Secured Parties have not instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character prior to the 180th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of any interest earned thereon, held in the Special Trust Account representing payment of any Senior Secured Obligations to the Secured Party initially entitled thereto, and no payments thereafter received by a Secured Party shall constitute a Senior Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Secured Party for which such Secured Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Senior Preferential Payment.

     (c) Each Secured Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Senior Preferential Payments, (ii) hold such amounts in trust for the Secured Parties and act as agent of the Secured Parties during the time any such amounts are held by it, and (iii) deliver promptly to the Collateral Agent such amounts for deposit into the Special Trust Account as soon as practicable.

     (d) If the Senior Secured Obligations have been accelerated or the Required Secured Parties have instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Senior Preferential Payments shall be applied in accordance with the provisions of SECTION 5.10 above.

         SECTION 5.12. AUTHORIZED INVESTMENTS. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision of this Agreement or any of the Security Documents, shall to the extent feasible within a reasonable time be invested by the Collateral Agent in Cash Equivalent Investments. Prior to making such investment or to the extent it is not feasible to invest such funds in Cash Equivalent Investments, the Collateral Agent shall hold any such funds in an interest bearing account. Any interest earned on such funds shall be disbursed to the Secured Parties in accordance with SECTION 5.10 or SECTION 5.11, as applicable. The Collateral Agent shall have no duty to place funds held and invested pursuant to this
SECTION 5.12 in investments which provide a maximum return. The Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this SECTION 5.12.

         SECTION 5.13. RESTORATION OF OBLIGATIONS. For the purposes of determining the amount of outstanding Senior Secured Obligations, if any Secured Party is required to deposit any Senior Preferential Payment in the Special Trust Account, then the obligations intended to be satisfied by such Senior Preferential Payment shall be revived, as of the date of the deposit of such amount with the Collateral Agent, in the amount of such Senior Preferential Payment and such obligation shall continue in full force and effect (and bear interest from such deposit date at the non-default rate as provided in the Senior Secured Notes, in the Credit Agreement, or in the Additional Facility as the case may be) as if such Secured Party had not received such payment. All such revived obligations shall be included as Senior Secured Obligations for purposes of allocating any payments under SECTION 5.10 and for applying the definitions of Required Secured Parties and Required Secured Parties. If any such revived obligation shall not be allowed as a claim under the Bankruptcy Code due to the fact that the Senior Preferential Payment has in fact been made by the Company, the Secured Parties shall make such other equitable arrangements for the purchase and sale of participations in the Senior Secured Obligations to effectuate the intent of this SECTION 5.13.

         SECTION 5.14. BANKRUPTCY, PREFERENCES, ETC. If any payment to a Secured Party is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, and such Secured Party has previously made a deposit in respect of such payment into the Special Trust Account pursuant to SECTION 5.11, then the Collateral Agent shall distribute to such Secured Party proceeds from the Special Trust Account in an amount equal to such deposit or so much thereof as is affected by such events and if, due to previous disbursements to the Secured Parties pursuant to SECTION 5.11(d), the proceeds in the Special Trust Account are insufficient for such purpose, then each other Secured Party shall pay to such Secured Party upon demand an amount equal to a ratable portion of such disbursements of the deposit which was distributed to each such Secured Party according to the aggregate amounts so distributed to each such Secured Party.


SECTION 6.         BANKRUPTCY PROCEEDINGS.

         The following provisions shall apply during any Bankruptcy Proceeding of the Company:

              (a) The Collateral Agent shall represent all Secured Parties in connection with all matters directly relating to the Collateral, including without limitation, use, sale or lease of Collateral, use of cash collateral, relief from the automatic stay and adequate protection. The Collateral Agent shall act on the instructions of the Required Secured Parties; PROVIDED that such instructions by the Required Secured Parties shall not treat any Secured Party differently with respect to rights in the Collateral from any other Secured Party; and PROVIDED FURTHER that if action is required prior to the time such instructions are received or if the Required Secured Parties fail to give instructions with respect to any matter, the Collateral Agent shall be authorized to act, or refrain from acting, in accordance with and pursuant to the terms and provisions of SECTION 5.5 hereof.

              (b) Each Secured Party shall be free to act independently on any issue not directly relating to the Collateral, including without limitation, matters relating to appointment of a trustee, conversion of a case, filing of claims, and plans of reorganization. Each Secured Party shall give prior notice to the Collateral Agent of any action hereunder to the extent that such notice is possible. If such prior notice is not given, such Secured Party shall give prompt notice following any action taken hereunder.


SECTION 7.         MISCELLANEOUS

         SECTION 7.1. SECURED PARTIES; OTHER COLLATERAL. The Secured Parties agree that all of the provisions of this Agreement shall apply to any and all properties, assets and rights of the Company in which the Collateral Agent at any time acquires a security interest or Lien pursuant to the Security Documents, the Credit Agreement, the Additional Facilities or the Note Purchase and Guarantee Agreement, including, without limitation, real property or rights in, on or over real property, notwithstanding any provision to the contrary in any mortgage, leasehold mortgage or other document purporting to grant or perfect any lien in favor of the Secured Parties or any of them or the Collateral Agent for the benefit of the Secured Parties.

         SECTION 7.2. MARSHALLING. The Collateral Agent shall not be required to marshal any present or future security for (including, without limitation, the Collateral), or guaranties of, the Senior Secured Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of each of such Person's rights in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Secured Parties hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Parties' rights under the Security Documents or under any other instrument evidencing any of the Senior Secured Obligations or under which any of the Senior Secured Obligations is outstanding or by which any of the Senior Secured Obligations is secured or guaranteed.

         SECTION 7.3. CONSENTS, AMENDMENTS, WAIVERS. Except as provided in
SECTION 5.7(b), all amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Required Secured Parties and the Company.

         SECTION 7.4. PARTIES IN INTEREST. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including, without limitation, any future holder of the Credit Agreement Notes, of the Senior Secured Notes or of the Additional Facility Notes; PROVIDED that no Secured Party may assign or transfer its rights hereunder or under the Security Documents without such assignees or transferees agreeing, by executing an instrument in form and substance reasonably acceptable to the Collateral Agent, to be bound by the terms of this Agreement as though named herein.

         SECTION 7.5. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 7.6. TERMINATION. Upon the later of the payment in full of the Senior Secured Obligations in accordance with their terms and the termination of the Commitment this Agreement shall terminate.

         SECTION 7.7. NOTICES. Except as otherwise expressly provided herein, all notices, consents and waivers and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by overnight courier or by telecopy, telegraph or telex and confirmed by letter, addressed as follows:

              If to the Collateral Agent at:
                                             NationsBank, N.A.
                                             Independence Center, 15th Floor
                                             NCI-001-1504
                                             101 North Tryon Street
                                             Charlotte, North Carolina  28255
                                             Attention:  Agency Services
                                             Telephone:        704-386-8958
                                             Telecopy:         704-386-9923

or at such other address for notice as the Collateral Agent shall last have furnished in writing to the Person giving the notice; and

              If to any Noteholder, at:      Such address as set forth on
                                             Schedule I hereto

              If to any lender at:           Such address as set forth in the
                                             Credit Agreement

              If to the Agent, at:           NationsBank, N.A.
                                             Independence Center, 15th Floor
                                             NCI-001-1504
                                             101 North Tryon Street
                                             Charlotte, North Carolina  28255
                                             Attention:  Agency Services
                                             Telephone:  704-386-8958
                                             Telecopy:   704-386-9923

              If to the Company, at:         ResortQuest International, Inc.
                                             530 Oak Court Drive, Suite 360
                                             Memphis, Tennessee 38117
                                             Attn:

or at such other address for notice as such Secured Party or the Collateral Agent shall last have furnished in writing to the Person giving such notice.

         Any such notice, consent, waiver or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand to a responsible officer of the party to which it is directed, at time of the receipt thereof by such officer, (b) if sent by registered or certified first class mail, postage prepaid, on the earlier of (i) the time of receipt thereof if a Business Day or, if not a Business Day, the next succeeding Business Day, or
(ii) five Business Days after the posting thereof, and (c) if sent by telecopy, telex or cable, at the time of receipt thereof if a Business Day or, if not a Business Day, the next succeeding Business Day. Notices given by telecopy shall be promptly confirmed in writing sent by courier.

         SECTION 7.8. ESTABLISHING OUTSTANDING AMOUNT OF SENIOR SECURED OBLIGATIONS. In order to establish what constitutes the Required Secured Parties, the Collateral Agent may request from time to time, and the Secured Parties agree to provide, certificates setting forth the amount of Senior Secured Obligations held or represented by each Secured Party, which certificates the Collateral Agent shall be entitled to rely upon.

         SECTION 7.9. GOVERNING LAW. This Agreement shall be deemed to be a contract under seal and shall for all purposes be governed by and construed in accordance with the laws of the State of New York.

                                  NATIONSBANK, N.A.,
                                  individually in its capacity as a Lender and in its capacity as Agent and Collateral Agent.


                                  By: /s/ John E. Ball
                                    --------------------------------------

                                Name: John E. Ball
                                    --------------------------------------

                               Title: SVP
                                    --------------------------------------


                             Intercreditor Agreement

                                  SOCIETE GENERAL,
                                  individually in its capacity as a Lender and in its capacity as Co-Agent


                                  By: /s/ J. Blaine Shaum
                                    -----------------------------------------

                                Name: J. Blaine Shaum
                                    -----------------------------------------

                               Title: Managing Director
                                    -----------------------------------------


                             Intercreditor Agreement

                                  UNION PLANTERS BANK, N.A.,
                                  as Lender


                                  By: /s/ Elizabeth Rouse
                                    -----------------------------------------

                                Name: Elizabeth Rouse
                                    -----------------------------------------

                               Title: Vice President
                                    -----------------------------------------


                             Intercreditor Agreement

                                  TEACHERS INSURANCE AND ANNUITY ASSOCIATION, as Noteholder


                                  By: /s/ Kevin R. Lorenz
                                    -----------------------------------------
                                        Kevin R. Lorenz, CFA

                                    Its Managing Director High Yield Team
                                      ---------------------------------------



                             Intercreditor Agreement

                                  PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company, as Noteholder

                                  By       [illegible]
                                    -----------------------------------------

                                    Its    Managing Director
                                       --------------------------------------



                             Intercreditor Agreement

                                  CONNECTICUT GENERAL LIFE INSURANCE
                                  COMPANY, as Noteholder

                                  By: CIGNA INVESTMENTS, INC. (authorized
                                  agent)


                                  By  /s/ Stephen A. Osborn
                                    -----------------------------------------
                                          Stephen A. Osborn
                                    Its   Managing Director
                                       --------------------------------------



                             Intercreditor Agreement

                                  LIFE INSURANCE COMPANY OF NORTH
                                  AMERICA, as Noteholder

                                  By: CIGNA INVESTMENTS, INC. (authorized
                                  agent)


                                  By   /s/ Stephen A. Osborn
                                    -----------------------------------------
                                           Stephen A. Osborn
                                    Its    Managing Director
                                       --------------------------------------



                             Intercreditor Agreement

                                  MASSACHUSETTS MUTUAL LIFE
                                  INSURANCE COMPANY, as Noteholder


                                  By   /s/ Mary Ann McCarthy
                                    -----------------------------------------
                                           Mary Ann McCarthy
                                    Its    Managing Director
                                       --------------------------------------



                             Intercreditor Agreement

                                  CM LIFE INSURANCE COMPANY
                                  COMPANY, as Noteholder


                                  By   /s/ Mary Ann McCarthy
                                    -----------------------------------------

                                    Its    Investment Officer
                                       --------------------------------------



                             Intercreditor Agreement

                                  UNITED OF OMAHA LIFE INSURANCE
                                  COMPANY, as Noteholder


                                  By   /s/ Edwin A. Garrison, Jr.
                                    -----------------------------------------
                                           Edwin A. Garrison, Jr.
                                    Its    First Vice President
                                       --------------------------------------



                             Intercreditor Agreement

                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges and agrees to the terms of the foregoing Agreement.


                                  RESORTQUEST INTERNATIONAL, INC.


                                  By  /s/ Jeffery M. Jarvis
                                    -----------------------------------------

                                    Its Sr. Vice President, CFO
                                       --------------------------------------



                             Intercreditor Agreement

                                   SCHEDULE I
                          (to Intercreditor Agreement)

                       INFORMATION RELATING TO PURCHASERS


                                                          Principal Amount of
Name and Address of Purchaser                             Notes to be Purchased
-----------------------------                             ---------------------
TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA                                     $15,000,000
730 Third Avenue
New York, New York  10017-3263
Attention: Securities Division
Dierdre Macdonald
Facsimile Number: (212) 916-6581
Confirmation Number: (212) 916-4883 or (212) 490-9000



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal, premium or interest") to:

The Chase Manhattan Bank  ABA #021-000-021
Account No. 900-0-000200
For further credit to TIAA Account No. G07040

Notices

Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes or other obligations; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York  10017-3206
Attention:  Securities Accounting Division
Telephone Number: (212) 916-4188
Facsimile Number: (212) 916-6955

All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued:     None.
Taxpayer I.D. Number:  13-1624203


                                                     Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
-----------------------------                        ---------------------
JACKSON NATIONAL LIFE                                     $12,500,000
INSURANCE COMPANY
5901 Executive Drive
Lansing, MI 48909



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal, premium or interest") to:

NORTHERN TRUST CHGO
ABA #071-000-152
Credit Account #5186041000 (General ledger for all clients of Northern Trust) For further credit to: 26-91241/Jackson National Life Insurance Company
Attention:  Tarsa Lewis

Interest and principal payment notices should be faxed to the operations contact and custodian bank as follows:

Susan Perrino, Private Placements
PPM America Inc.
225 West Wacker Drive
Chicago, Illinois  60606
Telephone Number:  (312) 634-1205
Facsimile Number:  (312) 634-0054

         and

Oscell Owens
Northern Trust Company
801 S. Canal Street
Floor C1N
Chicago, Illinois  60607
Telephone Number:  (312) 444-5754
Facsimile Number:  (312) 630-8179

Notices

One copy of all notices, documents, notes, waivers, amendments, consents, as well as periodical financial information and covenant compliance certificates should be sent to:

Joseph Dimberio
Vice President, Private Placements
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, Illinois  60606
Telephone Number:  (312) 634-2597
Facsimile Number:  (312) 634-0054

Name of Nominee in which Notes are to be issued:     None
Taxpayer I.D. Number:  38-1659835


                                                     Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
-----------------------------                        ---------------------
UNITED OF OMAHA LIFE
INSURANCE COMPANY                                        $7,500,000
Mutual of Omaha Plaza
Omaha, Nebraska  68175-1011
Attention:  4-Investment Division Administration
Facsimile Number:  (402) 351-2913
Confirmation Number:  (402) 351-2504


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal, premium or interest") to:

The Chase Manhattan Bank ABA #021-000-021
Private Income Processing

For further credit to United of Omaha Life Insurance Company
Account No. #900-9000200
a/c:  G07097
CUSIP/PPN:
                          ------------
Interest Amount:
                          ------------
Principal Amount:
                          ------------

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed to:

                      The Chase Manhattan Bank
                      4 New York Plaza - 13th Floor
                      New York, NY 10004
                      Attn: Income Processing - a/c: G07097 J. Pipperato

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0322111


                                                     Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
-----------------------------                        ---------------------
LIFE INSURANCE COMPANY
OF NORTH AMERICA                                          $1,650,000
c/o CIGNA Investments, Inc.
Hartford, Connecticut  06152-2307
Attention:  Private Securities Division - S-307
Facsimile Number:  (860) 726-7203



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal, premium or interest") to:

The Chase Manhattan Bank ABA #021-000-021
Account No. 900 9-001802

Notices

Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes or other obligations; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

Life Insurance Company of North America
c/o CIGNA Investments, Inc.
Attention:  Securities Processing S-309
900 Cottage Grove Road
Hartford, CT 06152-2309

All other notices and communications to be addressed as first provided above. Name of Nominee in which Notes are to be issued: CIG & Co.
Taxpayer I.D. Number:  13-3574027


                                                    Principal Amount of
Name and Address of Purchaser                       Notes to be Purchased
-----------------------------                       ---------------------
CONNECTICUT GENERAL LIFE
INSURANCE COMPANY                                      Denominations
c/o CIGNA Investments, Inc.                              $2,325,000
Hartford, Connecticut  06152-2307                        $2,100,000
Attention:  Private Securities Division - S-307          $1,125,000
Facsimile Number:  (860) 726-7203                        $  300,000



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal, premium or interest") to:

The Chase Manhattan Bank ABA #021 000 021
Account No. 900 9-001802

Notices

Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes or other obligations; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Attention:  Securities Processing S-309
900 Cottage Grove Road
Hartford, CT 06152-2309

All other notices and communications to be addressed as first provided above. Name of Nominee in which Notes are to be issued: CIG & Co.
Taxpayer I.D. Number:  13-3574027


                                                     Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
-----------------------------                        ---------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE                       $3,600,000
  COMPANY
1295 State Street
Springfield, Massachusetts  01111
Attention:        Securities Investment Division
                  Mary Ann McCarthy, Managing Director


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal or interest" to:

Citibank, N.A.
111 Wall Street
New York, New York  10043
Account Number 4067-3488
ABA No. 021000089
For Mass Mutual Long Term Pool


With telephone advice of payments to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

Notices

All notices and communications to be addressed as first provided above except with respect to payments to be addressed to:

Attention:  Securities Custody and Collection Department F381

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  041590850


                                                     Principal Amount of
Name and Address of Purchaser                        Notes to be Purchased
-----------------------------                        ---------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE                        $700,000
  COMPANY
1295 State Street
Springfield, Massachusetts  01111
Attention:        Securities Investment Division
                  Mary Ann McCarthy, Managing Director


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal or interest" to:

Chase Manhattan Bank, N.A.
4 Chase Metro Tech Center
New York, New York  10081
ABA No. 021000021
For Mass Mutual Pension Management
Account No.  910-2594018


With telephone advice of payments to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

Notices

All notices and communications to be addressed as first provided above except with respect to payments to be addressed to:

Attention:  Securities Custody and Collection Department F381

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  041590850



                                                        Principal Amount of
Name and Address of Purchaser                           Notes to be Purchased
-----------------------------                           ---------------------
MASSACHUSETTS MUTUAL LIFE INSURANCE
  COMPANY                                                     $2,600,000
1295 State Street
Springfield, Massachusetts  01111
Attention:        Securities Investment Division
                  Mary Ann McCarthy, Managing Director


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal or interest" to:

Chase Manhattan Bank, N.A.
4 Chase Metro Tech Center
New York, New York  10081
ABA No. 021000021
For Mass Mutual IFM Non-Traditional
Account No.  910-2509073


With telephone advice of payments to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

Notices

All notices and communications to be addressed as first provided above except with respect to payments to be addressed to:

Attention:  Securities Custody and Collection Department F381

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  041590850


                                                         Principal Amount of
Name and Address of Purchaser                            Notes to be Purchased
-----------------------------                            ---------------------
CM LIFE INSURANCE COMPANY
C/O MASSACHUSETTS MUTUAL LIFE INSURANCE                       $600,000
     COMPANY
1295 State Street
Springfield, Massachusetts  01111
Attention:        Securities Investment Division
                  Mary Ann McCarthy, Managing Director



Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds identifying each payment as "ResortQuest International, Inc., 9.06% Guaranteed Senior Secured Notes, due June 16, 2004, PPN 761183 A* 3, principal or interest" to:

Citibank, N.A.
111 Wall Street
New York, New York  10043
Account No. 4068-6561
ABA No. 021000089
For Segment 43 - Universal Life


With telephone advice of payments to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561

Notices

All notices and communications to be addressed as first provided above except with respect to payments to be addressed to:

Attention:  Securities Custody and Collection Department F381

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383